EXHIBIT 1

ENTERGY CORPORATION'S ORGANIZATION OF NON-REG COMPANIES

As of December 31, 2004

Entergy Corporation
Entergy Enterprises, Inc. (LA) (100%) (an authorized subsidiary)
Entergy Retail Holding Company (100%)(DE)(a new subsidiary)
Entergy Retail Texas, Inc. (100%)(DE)(a new subsidiary)
Entergy Solutions Supply Ltd. (1% GP)(TX)(an energy-related company)
Entergy Solutions Ltd. (1%)(TX GP)(an energy-related company)
Entergy Solutions Select Ltd. (TX)(1% GP)(an energy-related company)
Entergy Solutions Supply Ltd. (99% LP)(TX)(an energy-related company)
Entergy Solutions Ltd. (99%)(TX)(an energy-related company)
Entergy Retail Louisiana LLC-A (100%)(DE)(a new subsidiary)
Entergy Solutions Management Services LLC (100%)(LA)(a new subsidiary)
Entergy Solutions Select Ltd. (TX)(99% LP)(an energy-related company)
Entergy Select LLC (100%)(DE)(a new subsidiary)
Entergy Solutions Select Ltd. (TX)(1% GP)(an energy-related company)
Entergy Ventures Holding Company, Inc. (DE)(100%)(a new subsidiary)
SourceOne, Inc. (DE)(~15.9% non-voting preferred stock)(an energy-related company)
Entergy Commerce, Inc. (DE)(100%)(a new subsidiary)
Entergy Resources, Inc. (100%)(DE)(a new subsidiary)
Entergy Solutions District Systems, LLC (DE)(100%)(an energy-related company)
Entergy Solutions District Cooling LP (DE)(99.5% LP)(an energy-related company)
Entergy Solutions District GP, LLC (DE)(100%)(an energy-related company)
Entergy Solutions District Cooling LP (DE)(0.5% GP)(an energy-related company)
Entergy Operations Services, Inc. (DE)(100%) (an O&M subsidiary)
EntergyKoontz, LLC (DE)(70%)(an O&M subsidiary)
Entergy Operations Services North Carolina, Inc. (formerly Avery-Williams Builders, Inc.) (NC) (100%) (an O&M subsidiary)
Entergy Procurement Exchange Holding Corporation (100%) (DE) (a new subsidiary)
Pantellos Corporation (4.9%) (an exempt telecommunications company)
Entergy Power Generation, LLC (DE) (3.7% of Class A voting common stock) (a new subsidiary)
Entergy Power, Inc. (DE) (100%) (a public utility company)
Entergy Holdings, LLC (DE)(100%) (an energy-related company)
Entergy Thermal, LLC (DE)(100%)(an energy-related company)
Entergy Nuclear Finance Holding, Inc. (100%)(DE)(a new subsidiary)
Entergy Nuclear Finance, LLC (100%)(DE)(a new subsidiary)

EXHIBIT 1

Entergy Nuclear, Inc. (DE)(100%) (an O&M subsidiary)
Nu Start Energy Development LLC (12.5%)(a new subsidiary)
TLG Services, Inc. (CT)(100%)(an energy-related company)
Entergy Nuclear Potomac Company (DE)(100%)(an O&M subsidiary)
Entergy Nuclear PFS Company (DE)(100%)(an energy-related company)
Private Fuel Storage LLC (DE)(9.9%) (an energy-related company)Entergy Nuclear Services, LLC (DE) (100%) (an energy-related company)
Entergy Nuclear Services, LLC (DE) (100%) (an energy-related company)
Entergy Nuclear Environmental Services, LLC (DE) (100%) (an energy-related company)
Entergy Nuclear Operation Services, LLC (DE) (100%) (an energy-related company)
Entergy Nuclear Holding Company #1 (DE)(75%) (a new subsidiary)
Entergy Nuclear Generation Company (DE)(100%) (an EWG)
Entergy Nuclear New York Investment Company I (DE)(100%) (a new subsidiary)
Entergy Nuclear Indian Point, 3 LLC (DE)(100%)(an EWG)
Entergy Nuclear FitzPatrick, LLC (DE)(100%)(an EWG)
Entergy Nuclear Holding Company #2 (100%)(DE)(a new subsidiary)
Entergy Nuclear Operations, Inc. (100%)(DE)(an O&M subsidiary)
Entergy Nuclear Fuels Company (100%)(DE)(an O&M subsidiary)
Entergy Nuclear Holding Company (DE)(100%)(a new subsidiary)
Entergy Nuclear Holding Company #3, LLC (DE)(100%)(a new subsidiary)
Entergy Nuclear Investment Company, LLC (DE) (100%)(a new subsidiary)
Entergy Nuclear Nebraska, LLC (DE)(100%)(an O&M subsidiary)
Entergy Indian Point Peaking Facility, LLC (DE) (100%)(a new subsidiary)
Entergy Nuclear Indian Point 2, LLC (DE)(100%)(an EWG)
Entergy Nuclear Capital Management I, LLC (DE)(100%)(a new subsidiary)
Entergy Nuclear Vermont Investment Company, LLC (100%)(DE)(a new subsidiary)
Entergy Nuclear Vermont Yankee, LLC (100%)(DE)(an EWG)
Entergy Nuclear Capital Management II, LLC (DE)(100%)(a new subsidiary)
Entergy Technology Holding Company (DE)(100%) (an exempt telecommunications company)
Entergy Technology Company (DE)(100%) (an exempt telecommunications company)
Entergy International Holdings Ltd., LLC (DE) (100%) (a new subsidiary)
Entergy Power Gas Holdings Corporation (100%)(DE)(a new subsidiary)
Entergy Power Gas Operations Corporation (100%)(DE)(a new subsidiary)
Top Deer Wind Ventures LLC (formerly EWO Wind, LLC) (DE)(1%)(a new subsidiary)
Warren Power, LLC (MS)(100%)(an EWG)
Entergy Asset Management, Inc. (DE)(0.01% of Class A voting common stock)(a new subsidiary)
Entergy Power International Holdings Corporation (DE)(4.1%)(a new subsidiary)

EXHIBIT 1

Entergy Global, LLC (100%)(AR)(a new subsidiary)
Entergy Nuclear Holding Company #1 (DE)(25%) (a new subsidiary)
Entergy Power Development Corporation (DE) (14%)(a new subsidiary)
Entergy Power Generation, LLC (DE)(100% Class B non-voting common stock)(a new subsidiary)
EWO GP LLC (DE)(100%)(an energy-related company)
EWO Marketing, LP (DE)(1% GP)(an energy-related company)
EWO Marketing, LP (DE)(99% LP)(an energy-related company)
Entergy Power International Holdings Corporation (DE)(95.9%)(a new subsidiary)
EK Holding III, LLC (DE)(100%)(a new subsidiary)
EKLP, LLC (DE)(50%)(a new subsidiary)
Entergy-Koch, LP (DE)(1%)(a new subsidiary)
Entergy Power Generation, LLC (DE)(96.3%)(a new subsidiary)
Entergy-Koch, LP (DE)(49.5%)(a new subsidiary)
Entergy-Koch Trading, LP (DE)(99%)(an energy-related company)
EKT,LLC (DE)(100%)(a new subsidiary)
Entergy-Koch Trading, LP (DE)(1%)(an energy-related company)
EGT Holding Ltd (Cayman)(100%)(a new subsidiary)
EWO Wind II, LLC (DE)(100%)(a new subsidiary)
Top Deer Wind Ventures, LLC (formerly EWO Wind, LLC) (DE)(49%)(a new subsidiary)
Northern Iowa Windpower, LLC (DE) (99%) (an EWG)
Windenergy LP, LLC (100%)(DE)(a new subsidiary)
Llano Estacado Wind LP (TX)(99%)(an EWG)
Windenergy GP, LLC (100%)(DE) (a new subsidiary)
Llano Estacado Wind LP (TX)(1%)(an EWG)
Entergy International Ltd., LLC (DE)(100%)(a new subsidiary)
Entergy International Investments No. 2 Ltd LLC (DE) (100%)(a new subsidiary)
Entergy UK Holdings, Ltd. (UK)(100%) (a new subsidiary)
Entergy UK Ltd. (UK)(100%) (a new subsidiary)
Entergy UK Enterprises Ltd. (DE)(100%) (a new subsidiary)
Entergy Asset Management, Inc. (DE)(11.12% of Class A voting common stock)(a new subsidiary)
Entergy Global Power Operations Corporation (DE)(100%)(a new subsidiary)
Entergy Power Operations U.S., Inc. (DE)(100%)(an O&M subsidiary)
EN Services II Corporation (DE)(100%)(a new subsidiary)
EN Services LP (TX)(1% GP)(an O&M subsidiary)
Entergy Power Development Corporation (DE)(5%)(a new subsidiary)
Entergy Global Trading Holdings, Ltd. (Cayman) (100%)(a new subsidiary)
Entergy Power Gas Operations Corporation (DE)(5.94%)(a new subsidiary)
Top Deer Wind Ventures, LLC (formerly EWO Wind, LLC)(DE)(1%)(a new subsidiary)

EXHIBIT 1

Entergy Power Development Corporation (DE) (81%) (a new subsidiary)
Entergy Asset Management, Inc. (DE)(65.09% of Class A voting common stock)(a new subsidiary)
Entergy Investments Holding Company, Inc. (DE)(100%)(a new subsidiary)
EN Services LP (DE)(99% LP)(O&M)
Entergy Power Ventures LP (DE)(99% LP)(an EWG)
Entergy Power RS Holding Company LLC (DE)(100%)(a new subsidiary)
Entergy Power RS LLC (DE)(100%)(an energy-related company)
RS Cogen LLC (LA)(50%) (an energy-related company)
Entergy Power BJE Holding Ltd. (Cayman)(100%)(a new subsidiary)
Bom Jardim Energetica LTDA (Brazil)(99.99%)(a new subsidiary)
Entergy Power BJE Ltd. (Cayman)(100%)(a new subsidiary)
Bom Jardim Energetica LTDA (Brazil)(.01%)(a new subsidiary)
Entergy Power Operations Holdings Ltd. (Cayman) (90.9%)(a new subsidiary)
Entergy Power Hull Ltd. (Cayman)(88.47%)(a new subsidiary)
Entergy Europe Operations Ltd. (UK)(57.5%)(a new subsidiary)
Damhead Finance LDC (Cayman) (99%) (a new subsidiary)
Damhead Finance (Netherlands Antilles) N.V. (99%)(a new subsidiary)
Entergy Power Operations UK Ltd. (UK)(100%)(a new subsidiary)
Entergy Power Properties (Kingsnorth) Ltd. (UK)(100%)(a new subsidiary)
Entergy Power Damhead Creek Holding II, Ltd. (Cayman) (100%) (a new subsidiary)
Entergy Europe Operations Ltd. (United Kingdom) (.007%)(a new subsidiary)
Entergy Power Hull, Ltd. (Cayman) (11.53%)(a new subsidiary)
Entergy Power Damhead Creek Holding III, Ltd. (Cayman) (100%)(a new subsidiary)
Entergy Europe Operations Ltd. (United Kingdom) (42.493%)(a new subsidiary)
Entergy Power Damhead FinCo LLC (DE) (100%) (a new subsidiary)
Entergy Power Damhead FinCo 1 (Cayman) (100%) (a new subsidiary)
Damhead Finance LDC (Cayman)(1%)(a new subsidiary)
Damhead Finance (Netherlands Antilles) N.V. (1%)(a new subsidiary)
Entergy Power Operations Holdings Ltd. (Cayman) (9.1%)(a new subsidiary)
Entergy Power Europe Ltd. (DE) (100%) (a new subsidiary)
Entergy Power Bulgaria Ltd. (DE) (100%) (a new subsidiary)
Maritza East III Power Holding B.V. (Netherlands)(40%)(a FUCO)
Maritza East III Power Company AD (Bulgaria)(73%)(a FUCO)
Entergy Power Netherlands B.V. (Netherlands)(100%)(a new subsidiary)
Maritza East 3 Operating Company AD (Bulgaria)(73%)(a FUCO)
Entergy Power Netherlands Company, B.V.(Dutch)(100%)(a new subsidiary)
Entergy Power Projects Italia S.r.L (Italy)(1%)(a new subsidiary)
Entergy Power Services Italia S.r.L (Italy)(1%)(a new subsidiary)
Entergy Power Development Italia S.r.L (Italy)(1%)(a new subsidiary)
Entergy Power Rinnovabli S.r.L (Italy)(1%)(a new subsidiary)

EXHIBIT 1

Sabinas Power Company B.V. (Dutch)(100%)(a new subsidiary)
Entergy Power Projects Italia S.r.L (Italy)(99%)(a new subsidiary)
Entergy Power Services Italia S.r.L (Italy)(99%)(a new subsidiary)
Entergy Power Development Italia S.r.L (Italy)(99%)(a new subsidiary)
Entergy Power Rinnovabli S.r.L (Italy)(99%)(a new subsidiary)
EP Edegel, Inc. (DE) (100%)(a new subsidiary)
Entergy Asset Management, Inc. (DE)(22.74% of Class A voting common stock)(a new subsidiary)
Entergy Mississippi Turbine Company (DE)(100%)(a new subsidiary)
Entergy Power Maritza Holding Limited (Cyprus)(100%)(a new subsidiary)
Entergy Power E&C Holdings, LLC (DE)(100%)(a new subsidiary)
EntergyShaw LLC (DE)(50%)(an O&M subsidiary)
EntergyShaw Investments of Nevada LLC (DE)(100%)(an O&M subsidiary)
EntergyShaw Project Management LP (DE)(99% LP)(an O&M subsidiary)
EntergyShaw Investments of Texas LLC (DE)(100%)(an O&M subsidiary)
EntergyShaw Project Management LP (DE)(.9% GP)(an O&M subsidiary)
EntergyShaw General Management LLC (DE)(100%)(an O&M subsidiary)
EntergyShaw Project Management LP (DE)(.1% GP)(an O&M subsidiary)